UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 12, 2007

UNIVERSAL HOSPITAL SERVICES, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-20086	41-0760940
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation	File Number)	Identification No.)

7700 France Avenue South, Suite 275
Edina, Minnesota 55435-5228
(Address of principal executive offices)
(Zip Code)

952-893-3200
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On November 12, 2007, Universal Hospital Services, Inc. issued a press release announcing its financial results for the quarter and nine months ended September 30, 2007.  A copy of the press release is furnished herewith as Exhibit 99.1 and incorporated herein by reference.

ITEM 7.01  REGULATION FD DISCLOSURE

Attached as Exhibit 99.2 to this report, and incorporated herein by reference, is a copy of the slide presentation for the investor conference call with management scheduled for November 13, 2007, to discuss Universal Hospital Services, Inc.’s announced results for the quarter and nine months ended September 30, 2007.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits
99.1	Press release issued by Universal Hospital Services, Inc. on November 12, 2007
99.2	Slides presented during Universal Hospital Services, Inc.’s earnings call of its quarter and nine month ended September 30,2007 results scheduled for November 13, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Universal Hospital Services, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 12, 2007	UNIVERSAL HOSPITAL SERVICES, INC.

By: /s/ Rex T. Clevenger
Rex T. Clevenger
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release issued by Universal Hospital Services, Inc. on November 12, 2007
99.2	Slides presented during Universal Hospital Services, Inc.’s earnings call of its quarter and nine months ended September 30, 2007 results scheduled for November 13, 2007

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